SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                November 9, 2006

                          SENSOR SYSTEM SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   0-024828            98-0226032
 (State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)


45 Parker Avenue, Suite A, Irvine, California               92618
   (Address of principal executive offices)              (Zip code)


                                 (949) 855-6688
               Registrant's telephone number, including area code:


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS


      On November 9, 2006, Sensor System Solutions, Inc., a Nevada corporation (the "Company"), entered into a Securities Purchase Agreement with Cornell Capital Partners, LP ("Cornell Capital"), which provides for the purchase by Cornell Capital of a secured convertible debenture (the "Debenture") in the amount of $255,000. The Debenture is convertible into the Company's common stock, par value $0.001 per share (the "Common Stock"), based on a conversion price which shall be equal to the lesser of (i) $0.025 or (ii) ninety five percent (95%) of the lowest volume weighted average price of the Common Stock during the thirty (30) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP. The Debenture bears interest at 10% per annum and the principal amount will be payable on the second anniversary of the effective date of the Debenture. The Company shall have the right to redeem a portion or all of the amounts outstanding under the Debenture, provided that (i) the closing bid price is less than the conversion price; (ii) the Registration Statement is effective; and (iii) no event of default occurred under the documents. If the closing bid price of the Common Stock is trading below the conversion price at the time of the redemption notice, the Company shall pay an amount equal to the principal amount being redeemed plus a redemption premium equal to twenty percent (20%) of the principal amount being redeemed, and accrued interest. The Company's obligations under the Debenture are secured by (i) a security interest in all of the assets of the Company and of each of the Company's subsidiaries as evidenced by that certain Security Agreement, dated December 23, 2005, by and between the Company and Cornell Capital; (ii) the UCC-1 Financing Statements filed in the States of California and Nevada; and (iii) 10,075,357 shares of Common Stock of the Company as evidenced by that certain Pledge and Escrow Agreement, dated December 23, 2005. The Company also entered into a Registration Rights Agreement, dated November 9, 2006 (the "Registration Rights Agreement") with Cornell Capital pursuant to which the Company is obligated to file a registration statement covering the resale of at least 50,000,000 shares of Common Stock issuable upon the conversion of the Debenture.


      In connection with the Securities Purchase Agreement, the Company issued two warrants to Cornell Capital to purchase 30,000,000 shares of the Company's Common Stock (the "Warrants"). The first warrant for 20,000,000 has an exercise price equal to $0.025, which may be adjusted under the terms of the warrant, and has a term of five years from the date of issuance on November 9, 2006. The second warrant for 10,00,000 shares has an exercise price equal to $0.05, which may be adjusted under the terms of the warrant, and has a term of five years from the date of issuance on November 9, 2006.

      The foregoing is a summary of the terms and conditions of the Securities Purchase Agreement, the Debenture, the Registration Rights Agreement, and the Warrants and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the above-mentioned agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

      See Item 1.01 above.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibit No. Description:


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


EXHIBIT           DESCRIPTION                                    LOCATION
Exhibit 10.1      Securities Purchase Agreement, dated as        Provided herewith
                  of November 9, 2006, by and between Sensor
                  System Solutions, Inc. and Cornell Capital
                  Partners, LP


Exhibit 10.2      Registration Rights Agreement,                 Provided herewith
                  dated as of November 9, 2006, by and between
                  Sensor System Solutions, Inc. and Cornell
                  Capital Partners, LP

Exhibit 10.3      Secured Convertible Debenture, dated as        Provided herewith
                  of November 9, 2006, issued to Cornell
                  Capital Partners, LP in the principal amount
                  of $255,000

Exhibit 10.4      Security Agreement, dated as of                Incorporated by reference as
                  December 23, 2005, by and between Sensor       Exhibit 10.4 to the Current Report on
                  System Solutions, Inc. and Cornell Capital     Form 8-K filed on January 4, 2006
                  Partners, LP


Exhibit 10.5      Insider Pledge and Escrow Agreement,           Incorporated by reference as
                  dated as of December 23, 2005, by and among    Exhibit 10.6 to the Current
                  Sensor System Solutions, Inc., Cornell         Report on Form 8-K filed on
                  Capital Partners, LP and David Gonzalez,       January 4, 2006
                  Esq.


Exhibit 10.6      Warrant for 20,000,000 shares, dated as        Provided herewith
                  of November 9, 2006

Exhibit 10.7      Warrant for 10,000,000 shares, dated as        Provided herewith
                  of November 9, 2006

Exhibit 10.8      Irrevocable Transfer Agent                     Provided herewith
                  Instructions, dated as of November 9, 2006,
                  by and among by and between Sensor System
                  Solutions, Inc., Cornell Capital Partners,
                  LP and Worldwide Stock Transfer, LLC


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2006                           SENSOR SYSTEM SOLUTIONS, INC.

                                                  By: /s/ Michael Young
                                                      --------------------------
                                                  Name: Michael Young
                                                  Title: Chief Executive Officer


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